FIRST EAGLE FUNDS

First Eagle Overseas Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED APRIL 10, 2014
TO PROSPECTUS DATED MARCH 1, 2014

First Eagle Overseas Fund Closing to New Investors

Effective at the close of business on Friday, May 9, 2014, the First Eagle Overseas Fund (the “Fund”) will be closed to new investors, subject to the following limited exceptions:

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Existing shareholders in the Fund can continue to purchase shares of the Fund. An existing shareholder also may open and fund the following types of new accounts: (a) accounts opened with distributions or roll-overs from individual retirement accounts, 401(k) plans or other employer sponsored retirement plans invested in the Fund; (b) accounts opened in a different share class of the Fund; and (c) accounts opened by way of share transfer from an existing account, provided the new account will be for the benefit of an immediate family member of the beneficial owner of the existing account, or has the same taxpayer identification number or primary mailing address as the existing account or is considered a “charitable foundation” related to the beneficial owner of the existing account for purposes of the Internal Revenue Code.

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Existing shareholders in broker-dealer brokerage and wrap-fee programs can continue to purchase shares and exchange into the Fund. Existing broker-dealer brokerage and wrap-fee programs can add new participants. The Fund will not be available to new broker-dealer wrap-fee platforms.

•	The Fund continues to offer its shares through certain retirement plans that were invested in the Fund (at the plan level) prior to the Fund’s close.

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Existing registered investment advisers (RIA) that have an investment allocation to the Fund in a fee-based, wrap or advisory account can continue to add new clients, purchase shares, and exchange into the

Fund. This exception is also available to accounts opened on certain mutual fund sales platforms designed to facilitate investments on behalf of investment adviser clients. The Fund will not be available to investment advisers, whether investing through a platform or otherwise, that are not already invested in the Fund on behalf of their clients.

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Accounts benefiting employees, officers, directors and trustees of the First Eagle Funds, the investment adviser or the investment adviser’s affiliates and their immediate family members can continue to purchase shares and exchange into the Fund.

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In the discretion of the Distributor, clients of select investment consultants having existing relationships with the Fund or the Fund’s investment adviser will be authorized to purchase shares and exchange into the Fund.

Subject to these exceptions, no new accounts in the Fund will be opened by way of exchange, transfer or purchase, unless the Distributor otherwise determines and documents in limited and exceptional circumstances that the investment would not adversely affect the Adviser’s ability to manage the Fund effectively. Prospective purchasers may be asked to verify that one of these exceptions is available prior to opening a new account in the Fund. The Fund also may decline to open a new account even if the account is otherwise eligible for an exception to the close.

The ability either to permit or decline purchases (or in some cases to limit purchases) in accord with the exceptions set out above relating to accounts held by intermediaries may vary depending upon system capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.

These terms may be modified in the discretion of the Board of Trustees.

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The information in this Supplement modifies the First Eagle Funds Prospectus dated March 1, 2014. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of Prospectus entitled “About Your Investment,” “How to Purchase Shares” and “Exchanging Your Shares.”